UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Quality Care Properties, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

VOTE BY INTERNET - www.fcrvote.com/qcp Visit the Internet voting website at www.fcrvote.com/qcp. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on July 24, 2018. QUALITY CARE PROPERTIES, INC. 7315 WISCONSIN AVE. SUITE 550 EAST BETHESDA, MD 20814 VOTE BY PHONE - 1-866-490-6853 This method of voting is available for residents of the United States and Canada. On a touch tone telephone, call TOLL FREE 1-866-490-6853, 24 hours a day, 7 days a week. Have this proxy card ready, then follow the prerecorded instructions. Your vote will be confirmed and casted as you have directed. Available 24 hours a day, 7 days a week until 11:59 p.m. (EDT) on July 24, 2018. VOTE BY MAIL Simply mark, sign and date your proxy card and return it in the enclosed postage-paid envelope to First Coast Results Inc., P.O. Box 3672, Ponte Vedra Beach, FL 32004-9911. If you are voting by telephone or the Internet, please do not mail your proxy card. THE PROXY STATEMENT, AS WELL AS OTHER PROXY MATERIALS DISTRIBUTED BY QUALITY CARE PROPERTIES, INC., ARE AVAILABLE FREE OF CHARGE ONLINE AT HTTP://WWW.FCRVOTE.COM/QCP TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. QUALITY CARE PROPERTIES, INC. THIS PROXY, WHEN PROPERLY EXECUTED AND NOT REVOKED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. Against Abstain For The Board of Directors unanimously recommends you vote “FOR” Proposals 1, 2 and 3. Proposal 1: to approve the merger (the "merger") of Quality Care Properties, Inc. ("QCP") with and into Potomac Acquisition LLC ("Merger Sub"), a Delaware limited liability company and    subsidiary of Welltower Inc., a Delaware corporation ("Welltower"), pursuant to an Agreement and Plan of Merger, dated as of April 25, 2018, by and among QCP, certain of QCP's subsidiaries party thereto, Welltower and Merger Sub. Proposal 2: to approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of QCP in connection with the merger.    Proposal 3: to approve an adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the merger.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Control Number

QUALITY CARE PROPERTIES, INC. SPECIAL MEETING OF STOCKHOLDERS MARK, SIGN, DATE AND RETURN YOUR PROXY CARD TODAY, UNLESS YOU HAVE VOTED BY INTERNET OR TELEPHONE. IF YOU HAVE NOT VOTED BY INTERNET OR TELEPHONE, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. YOUR VOTE, WHETHER BY INTERNET OR TELEPHONE, MUST BE RECEIVED NO LATER THAN 11:59 P.M. EASTERN TIME, ON JULY 24, 2018, TO BE INCLUDED IN THE VOTING RESULTS. Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on July 25, 2018: This Proxy Statement, as well as other proxy materials distributed by Quality Care Properties, Inc., are available free of charge online at http:// www.fcrvote.com/qcp. QUALITY CARE PROPERTIES, INC. SPECIAL MEETING OF STOCKHOLDERS July 25, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS By signing this proxy, the undersigned stockholder hereby appoints Mark S. Ordan and Paul J. Klaassen, and each of them, with full power of substitution, to act as attorney and proxies of the undersigned and to vote on behalf of the undersigned all of the shares of common stock of Quality Care Properties, Inc. ("QCP"), which the undersigned is entitled to vote at the special meeting of stockholders of QCP to be held at 9:00 a.m., local time, on July 25, 2018 at the Residence Inn, 7335 Wisconsin Ave., Bethesda, Maryland 20814 and at any and all postponements and adjournments thereof, upon the matters referred to in the Notice of Special Meeting of Stockholders of QCP and the related proxy statement. WHEN PROPERLY EXECUTED AND NOT REVOKED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE "FOR" THE PROPOSAL TO APPROVE THE MERGER (PROPOSAL 1), "FOR" THE ADVISORY (NON-BINDING) PROPOSAL TO APPROVE SPECIFIED COMPENSATION THAT MAY BECOME PAYABLE TO THE NAMED EXECUTIVE OFFICERS OF QCP IN CONNECTION WITH THE MERGER (PROPOSAL 2), AND "FOR" THE PROPOSAL TO ADJOURN THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER (PROPOSAL 3). PLEASE DATE AND SIGN ON THE OTHER SIDE AND RETURN THIS PROXY PROMPTLY.